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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported)   July 1, 2002
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                             RMH Teleservices, Inc.
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             (Exact Name of Registrant as specified in its charter)



         Pennsylvania                 0-21333                     23-2250564
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(State or other jurisdiction          (Commission            (IRS Employer
   of incorporation)                  File Number)           Identification No.)



       15 Campus Boulevard, Newtown Square, PA                        19073
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(Address of Principal Executive Offices)                              (Zip Code)



Registrant's telephone number, including area code (610) 325-3100
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________________________________________________________________________________
          (Former Name or Former Address, if Changed Since Last Report)

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Item 4.      Changes in Registrant's Certifying Accountant

         Effective July 1, 2002, RMH Teleservices, Inc. (the "Company") engaged Deloitte & Touche LLP ("Deloitte") to serve as its independent accountant for the fiscal year ending September 30, 2002. The decision to engage Deloitte was approved by the Company's Board of Directors, upon the recommendation of the Audit Committee of the Board of Directors.

         During the last two fiscal years and the subsequent interim period to the date hereof, the Company did not consult Deloitte with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or any other matters or reportable events as set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)    None

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                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                RMH TELESERVICES, INC.


Dated:  July 2, 2002                            By:      /s/ J. Scot Brunke
                                                    ----------------------------
                                                    J. Scot Brunke
                                                    Chief Financial Officer

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